Note Purchase Agreement

This Note Purchase Agreement (the “Agreement”) is made as of the latest date set forth on the signature page hereto (the “Effective Date”) by and among Protea Biosciences Group, Inc., a Delaware corporation (the “Company”), and the undersigned purchaser (each, individually, a “Purchaser”, and collectively, the “Purchasers”). Any capitalized term not otherwise defined herein shall have the meaning set forth for such term in the Notes (defined below).

Recitals

WHEREAS, the Purchasers desire to purchase and the Company desires to sell the Notes (as defined below) on the terms and conditions described herein.

Agreement

Now, Therefore, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and each Purchaser, intending to be legally bound, hereby severally and not jointly agree as follows:

1. Amount and Terms of the Notes. Subject to the terms of this Agreement, at each Closing (as defined below) the Company agrees to issue and sell to each of the Purchasers, and each Purchaser agrees, severally and not jointly, to purchase from the Company, a subordinated convertible promissory note in the form attached to this Agreement as Exhibit A (each, a “Note” and collectively, the “Notes”), in the principal amount set forth on such Purchaser’s signature page hereto (each, a “Loan Amount”), in an aggregate principal amount of up to Seven Hundred Fifty Thousand Dollars ($750,000) (the “Maximum”). The Notes shall become immediately due and payable on the one (1) year anniversary of the Issue Date set forth in the Notes (the “Maturity Date”).

2. Conversion of the Notes. The Notes shall be convertible into the currently contemplated financing (the “Financing”) through . The Financing is planned to include the sale of units (the “Units”) at a purchase price of $100,000 per Unit with each Unit consisting of (1) 200,000 shares of the Company’s common stock par value $0.0001 per share (the “Common Stock”) and (2) two warrants, including (a) a 1 year warrant to purchase 200,000 shares of Common Stock at an exercise price of $0.50 per share and (b) a 5 year warrant to purchase 100,000 shares of Common Stock at an exercise price of $0.75 per share. Each $100,000 in outstanding principal and accrued unpaid interest shall be converted into one Unit sold in the Financing (the “ Conversion Price”). The Financing is also planned to include certain registration and anti-dilution rights and a right to participate in certain future securities offerings of the Company. All terms of the Financing remain subject to change in the discretion of the Company and . If an initial closing of the sale of securities in the Financing does not take place within one hundred twenty (120) days after the issuance of the Notes, the Notes shall be convertible by the Purchasers at their individual option for the sixty (60) days thereafter. The rate of conversion (the “Optional Conversion Price”) in the case of an optional conversion outside of the Financing will equal, for each $100,000 of principal and interest converted (or portion thereof), 200,000 shares of Common Stock (the “Optional Conversion Shares”) and a warrant (the “Optional Conversion Warrants”) to purchase 150,000 shares of Common Stock, exercisable at $1.10 per share for a period of five years, subject to proportionate adjustments for stock splits, combinations, stock dividends and other recapitalization events.

3. Use of Proceeds. The Company shall use the net proceeds from the sale of the Notes for general corporate purposes.

4. The Closing(s).

4.1 Closing Date. The initial closing of the sale and purchase of the Notes (the “Initial Closing”) shall be held on the Effective Date or at such other subsequent time as the Company and the initial Purchasers agree.

4.2 Subsequent Closing(s). The Company may, at its discretion, allow one or more subsequent closings of the purchase and sale of the Notes up to the Maximum (each a “Subsequent Closing” and together with the Initial Closing and each other Subsequent Closing, each, a “Closing”). Upon their execution and delivery of this Agreement and such other counterpart signature pages as contemplated by Section 4.3 below, such parties shall be deemed to be “Purchasers” for all purposes under this Agreement.

4.3 Delivery. At each Closing, (i) each Purchaser will deliver to the Company a check or wire transfer funds in the amount of such Purchaser’s Loan Amount (unless such Loan Amount was preciously advanced to the Company); and (ii) the Company will issue and deliver to each Purchaser a Note in favor of such Purchaser payable in the principal amount of such Purchaser’s Loan Amount.

5. Representations and Warranties of the Company. Except as set forth in any periodic reports or current reports filed by the Company with the Securities and Exchange Commission (the “Commission”), the Company hereby represents and warrants to each Purchaser in a Closing, as of the date of such Closing, as follows:

5.1 Organization and Authority. The Company and each of its respective subsidiaries, (i) is a corporation or company, as applicable, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, (ii) has all requisite corporate power or company power, as applicable, and authority to own, lease and operate its properties and to carry on its business as presently conducted, and (iii) has all requisite corporate power or company power, as applicable, and authority to execute, deliver and perform their obligations under this Agreement, the Notes and any other related documentation (collectively, the “Loan Documents”), and to consummate the transactions contemplated hereby.

5.2 Qualifications. Each of the Company and its subsidiaries is duly qualified to do business as a foreign corporation or foreign company, as applicable, and is in good standing in all jurisdictions where such qualification is necessary and where failure so to qualify could reasonably be expected to have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole.

5.3 Capitalization of the Company. The authorized capital stock of the Company consists of 200,000,000 shares of Common Stock, and 10,000,000 shares of "blank check" preferred stock, par value $0.0001 per share. The Notes to be issued to the Purchasers have been duly authorized. The Company shall also have duly authorized the issuance of up to 18,000,000 shares of Common Stock issuable in connection with the Financing.

5.4 Authorization. The Loan Documents have been duly and validly authorized by the Company. This Agreement, assuming due execution and delivery by each Purchaser, when the Agreement is executed and delivered by the Company, will be, a valid and binding obligation of the Company, enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

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5.5 Non-Contravention. The execution and delivery of Loan Documents by the Company, the issuance of the Notes as contemplated by the Loan Documents and the completion by the Company of the other transactions contemplated by Loan Documents do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any provision of the certificate of incorporation or by-laws or similar instruments of the Company or its subsidiaries, (ii) conflict with or result in a breach by the Company or its subsidiaries of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or its subsidiaries, pursuant to any agreements, instruments or documents filed as exhibits to the Company’s reports filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any indenture, mortgage, deed of trust or other agreement or instrument to which any of the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their properties or assets are bound or affected, in any such case which could reasonably be expected to have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company its subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company to perform its obligations under the Loan Documents, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets that could reasonably be expected to have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company to perform its obligations under the Loan Documents, or (iv) cause the loss of, or violate, any permit, certification, registration, approval, consent, license or franchise necessary for the Company or its subsidiaries to own or lease and operate any of its properties and to conduct any of its business or the ability of the Company or its subsidiaries to make use thereof, except such loss or violations as individually or in the aggregate would not have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole.

5.6 Absence of Certain Proceedings. Neither the Company nor its subsidiaries is aware of any action, suit, proceeding, inquiry or investigation before or by any court, public board or body, or governmental agency pending or threatened against or affecting the Company or any of its subsidiaries, in any such case wherein an unfavorable decision, ruling or finding could reasonably be expected to have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company, or the transactions contemplated by the Loan Documents or which could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under the Loan Documents; and to the Company's knowledge there is not pending or contemplated any, and there has been no, investigation by the Commission involving the Company or its subsidiaries or any of their current directors or officers.

5.7 Compliance with Law. Neither the Company nor any of its subsidiaries is in violation of or has any liability under any statute, law, rule, regulation, ordinance, decision or order of any governmental agency or body or any court, domestic or foreign, except where such violation or liability could not individually or in the aggregate be reasonably expected to have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole; and to the knowledge of the Company there is no pending investigation that would reasonably be expected to lead to such a claim.

5.8 Tax Matters. The Company and each of its subsidiaries has filed all federal, state and local income and franchise tax returns required to be filed and has paid all taxes shown by such returns to be due, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company or any of its subsidiaries have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) could reasonably be expected to have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations, or prospects of the Company or any of its subsidiaries, taken as a whole.

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5.9 Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Loan Documents, other than: (i) the filings required pursuant to this Agreement, and (ii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws.

5.10 Private Placement. Assuming the accuracy of the representations and warranties of each Purchaser set forth in Section 6 below, no registration under the Securities Act of 1933, as amended (the “Securities Act”) is required for the offer and sale of the Notes by the Company to the Purchasers as contemplated hereby.

5.11 No General Solicitation. Neither the Company nor any of its officers or directors has offered or sold any of the Notes by any form of general solicitation or general advertising.

5.12 Investment Company. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Notes, will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

6.	Representations and Warranties of the Purchasers.

Each Purchaser, solely and on such Purchaser’s behalf alone, represents and warrants as follows:

6.1 The Purchaser acknowledges that this subscription may be accepted or rejected, in whole or in part, by the Company in its sole discretion. The Company shall have no obligation to sell the Notes to the Purchaser unless and until this Agreement is executed and delivered by the Purchaser and accepted by the Company and the Company has received the Purchaser’s Loan Amount.

6.2 Except as provided under applicable state securities laws, this subscription is irrevocable upon acceptance by the Company, except that the Purchaser shall have no obligation under it in the event that the subscription is rejected in whole or the offering of the Notes is canceled.

6.3 The Purchaser recognizes that the purchase of the Notes involves a high degree of risk including, but not limited to, the following: (i) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Notes; (ii) the Purchaser may not be able to liquidate the Purchaser’s investment; (iii) transferability of the Notes is extremely limited; (iv) in the event of a disposition of the Notes, the Purchaser could sustain the loss of the Purchaser’s entire investment, and (v) the Company has not paid any dividends since inception and does not anticipate the payment of dividends in the foreseeable future.

6.4 The Purchaser represents that the Purchaser is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, and that the Purchaser is able to bear the economic risk of an investment in the Notes. If the Purchaser is purchasing in an individual capacity, then Purchaser certifies that either (a) the Purchaser had an individual income of more than $200,000 in each of calendar years 2011 and 2012, or joint income with the Purchaser’s spouse in excess of $300,000 in each of those years, and that the Purchaser reasonably expects to reach the same income level in calendar year 2013 or (b) the Purchaser has an individual net worth, or with the Purchaser’s spouse has a joint net worth, in excess of $1,000,000 (excluding the value of the individual’s primary residence).

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6.5 The Purchaser hereby acknowledges and represents that the Purchaser has prior investment experience, including investment in securities that are not listed, are unregistered and are not traded on any stock exchange or an automated quotation system.

6.6 The Purchaser hereby acknowledges receipt and careful review of this Agreement and the form of Note and hereby represents that the Purchaser has been furnished by the Company during the course of this transaction with all information regarding the Company and the Notes that the Purchaser has requested or desired to know, has been afforded the opportunity to ask questions of, and to receive answers from, duly authorized officers or other representatives of the Company concerning the terms and conditions of the Notes and the affairs of the Company and has received any additional information which the Purchaser has requested. In evaluating the suitability of this investment in the Company, the Purchaser has not relied upon any representations or other information (whether oral or written) other than as set forth in this Agreement.

6.7 To the extent the Purchaser has deemed necessary, the Purchaser has retained, at the sole expense of the Purchaser, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the Notes hereunder.

6.8 The Purchaser represents that no Notes were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Purchaser did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

6.9 The Purchaser hereby represents that the Purchaser either by reason of the Purchaser’s business or financial experience, or the business or financial experience of the Purchaser’s professional advisors (who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Purchaser’s interests in connection with the transaction contemplated hereby and to adequately evaluate the risks and merits of the investment in the Notes.

6.10 The Purchaser is able to bear the substantial economic risks of an investment in the Company and could afford a complete loss of such investment. The Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to the Purchaser's net worth and the Purchaser's investment in the Company will not cause such overall commitment to become excessive. The Purchaser has adequate net worth and means of providing for current needs and personal contingencies to sustain a complete loss of the Purchaser's investment in the Company, and the Purchaser has no need for liquidity in this investment.

6.11 The Purchaser hereby acknowledges that the Notes have not been reviewed by the Commission or any state regulatory authority, and that the sale of the Notes is intended to be exempt from the registration requirements of Section 8 of the Securities Act based in part upon the Purchaser’s representations and agreements contained in this Agreement. The Purchaser agrees that it shall not sell or otherwise transfer the Notes unless they are registered under the Securities Act and applicable state securities laws or unless and until the Company receives an opinion of counsel satisfactory to the Company that an exemption from such registration is available. The Purchaser acknowledges that no federal or state agency has made any determination as to the fairness of the offering of the Notes, or any recommendation or endorsement of the Notes.

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6.12 The Purchaser understands that the Notes have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon the Purchaser’s investment intention. In this connection, the Purchaser hereby represents that the Purchaser is purchasing the Notes for the Purchaser’s own account for investment and not with a view toward the resale or distribution to others. If other than a natural person, the Purchaser was not formed for the purpose of purchasing the Notes.

6.13 The Purchaser understands that the Notes may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Notes or an available exemption from registration under the Securities Act, the Notes must be held indefinitely. In particular, the Purchaser is aware that the Notes may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of such rule are met.

6.14 The Purchaser acknowledges that except as set forth in Section 5 of this Agreement, the Company has made no representations with respect to registration of the Notes, that no such registration is contemplated in the foreseeable future, that there can be no assurance that there will be any market for the Notes in the future, and that, as a result, the Purchaser must be prepared to bear the economic risk of the Purchaser’s entire investment for an indefinite period of time.

6.15 The Purchaser consents to the placement of a legend on any certificate or other document evidencing the Notes that such Notes have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Purchaser is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Notes.

6.16 The Purchaser hereby represents that the address of the Purchaser furnished by Purchaser on the signature page hereof is the Purchaser’s legal residence or principal business address, as the case may be.

6.17 The Purchaser represents that the Purchaser has full power and authority to execute and deliver this Agreement and to purchase the Notes. This Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

6.18 The Purchaser acknowledges that at such time, if ever, as the Notes are registered under the Securities Act, sales of the Notes will continue to be subject to state securities laws.

6.19 The Purchaser represents and warrants that the Purchaser has not engaged, consented to nor authorized any broker, finder or intermediary to act on the Purchaser’s behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Purchaser shall indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of the Purchaser hereunder.

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6.20 The Purchaser shall be the beneficial owner of the Notes for which the Purchaser subscribes.

6.21 If this Agreement is executed and delivered on behalf of a partnership, trust, corporation or other entity, the Purchaser has been duly authorized to execute and deliver this Agreement and all other documents and instruments executed and delivered on behalf of such entity in connection with this investment in the Company.

6.22 The Purchaser has completed the Accredited Investor Questionnaire attached hereto as Exhibit B, and represents and warrants that the information contained in such documents is true and complete as of the date of this Agreement.

6.23 The foregoing representations and warranties are true as of the date of this Agreement and shall be true as of the Closing. If, in any respect, such representations and warranties shall not be true on or prior to such date, the Purchaser will give prompt written notice of such fact to the Company.

6.24 The Purchaser understands and acknowledges that the Company may conduct additional offerings simultaneously and may issue shares of Common Stock or other securities at a per share price that may be different than the purchase price paid for the Notes or with other terms and conditions that may not be offered to the Purchaser hereto.

6.25 The Purchaser has reviewed copies of (i) the current report on Form 8-K filed by the Company on September 9, 2011, as amended on November 14, 2011; (ii) each periodic report on Form 10-Q and Form 10-K filed by the Company since September 9, 2011; and (iii) each current report on Form 8-K filed by the Company since September 9, 2011 (collectively, the “Filings”) with the Commission under the Exchange Act and available for review at www.sec.gov.  The Purchaser further acknowledges that it is familiar with the contents of the Filings and that there is no further information about the Company that the Purchaser desires in determining whether to acquire the Notes.

7. “Market Stand-off” Agreement. Each Purchaser agrees that, if such Purchaser is requested by the Company or an underwriter (an “Underwriter”) of shares of the Company’s Common Stock or other securities of the Company, the Purchaser will not sell, assign or otherwise transfer or dispose of any of the Notes or other securities of the Company held by it or under its control for a specified period of time (not to exceed 180 days) following the effective date of a registration statement filed by the Company under the Securities Act in connection with such underwritten offering. Although the provisions of Section 7 of this Agreement shall be binding upon each Purchaser and such Purchaser’s successors and assigns without the execution of any further agreements or documents memorializing this obligation, if the Company or an Underwriter so requests such Purchaser will execute such further agreements and documents as are requested to further memorialize this obligation. Any such further agreements or documents shall be in a form satisfactory to the Company and the Underwriter. The Company may impose stop-transfer instructions with respect to the shares of Common Stock or other securities subject to the foregoing restriction until the end of the specified period.

8. Purchaser indemnification. Each Purchaser acknowledges that such Purchaser understands the meaning and legal consequences of the representations, warranties and agreements contained in this Agreement, and hereby agrees to indemnify and hold harmless the Company and any affiliate thereof, and the officers, directors, stockholders, agents and employees of the foregoing or any professional advisors thereto from and against any and all loss, damage, liability or expense (including reasonable attorneys' fees) due to or arising out of a breach of any representation or warranty or failure to fulfill any obligation of such Purchaser, contained in this Agreement, or arising out of the sale or distribution by such Purchaser of any Notes in violation of the Securities Act or any applicable state securities laws. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by such Purchaser, such Purchaser does not hereby, or in any other manner, waive any rights granted to him or her under federal or state securities laws.

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9. Miscellaneous.

9.1 Notice. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, by overnight delivery by reputable courier or delivered by hand against written receipt therefor, if to the Company addressed to Protea Biosciences Group, Inc. 955 Hartman Run Road, #210, Morgantown, WV 26507, Attn: President, or such other address as has been provided to the Purchaser by the Company in writing, and if to the Purchasers at each Purchaser’s address stated on the signature page of this Agreement, or such other address as has been provided to the Company by the Purchasers in writing. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

9.2 Modification; Waiver. No modification or waiver of any provision of this Agreement or consent to departure therefrom will be effective unless in writing and approved by (i) the Company and (ii) the Purchasers holding Notes representing at least fifty one percent (51%) of the outstanding aggregate Loan Amounts (a “Majority in Interest”). Any provision of the Notes may be amended or waived by the written consent of the Company and a Majority in Interest. Notwithstanding the foregoing, the written consent of a Purchaser shall be required to reduce the principal amount of a Note held by such Purchaser, or reduce the rate of interest of the Note held by such Purchaser.

9.3 Successors and Assigns; Entire Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. Any such transferee or assignee of a Purchaser will be bound by this Agreement and shall explicitly assume any obligations of such Purchaser under this Agreement in a writing delivered to the Company. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merge and supersede all prior discussions, agreements and understandings of any and every nature among them.

9.4 Waiver. A waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by the same party.

9.5 Further Assurances. The parties shall execute and deliver all such further documents, agreements and instruments and shall take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

9.6 Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. Executed facsimile or other electronic signature pages (e.g., portable document format) to this Agreement shall be considered originals.

9.7 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to principles of conflicts or choice of law.

9.8 Expenses. Each Purchaser will pay such Purchaser’s own expenses in connection with the transactions contemplated hereby, whether or not such transactions are consummated.

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9.9 Survival. The representations, warranties and covenants of each Purchaser contained herein shall survive the closing of the purchase and sale of the Notes and any transfer or disposition of the Notes.

9.10 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.11 Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

[Signature Page Follows.]

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In Witness Whereof, the parties have executed this Note Purchase Agreement as of the date first written above.

Date: ____________________ Date: ____________________

Company:

PROTEA BIOSCIENCES GROUP, INC.

By:

Name: Stephen Turner

Title: President

PURCHASER:

Purchaser Name (Print)

____________________________________

Authorized Person (if Purchaser is an entity or trust)

____________________________________

Signature of Purchaser or Authorized Person

____________________________________

Loan Amount

____________________________________

Number of Warrant Shares

Exhibit A

Form of Note

Exhibit B

Form of Accredited Investor Questionnaire

PROTEA BIOSCIENCES GROUP, INC.

ACCREDITED INVESTOR CERTIFICATION

Please complete the following certification. If the answer to any question is “none” or “none applicable,” please so state.

Your answers will, at all times, be kept strictly confidential, however, you hereby agree that Protea Biosciences Group, Inc. may present this questionnaire to such parties as it deems appropriate in order to assure itself that the issuance of the securities to you will not result in a violation of the exemption from registration under U.S. securities laws.

In case of insufficient space, please use the reverse side to assure that complete answers are submitted. If the securities are being purchased jointly, all joint owners should complete.

Name:

Address:

Social Security Number or Taxpayer Identification Number:

Telephone Number:

E-mail Address:

State of Residence or Principal Place of Business:

Type of Business:

Accredited Investor Qualification Information--Please check or initial all that apply.1

_____ (a)	The undersigned is a natural person whose net worth, or joint net worth with spouse, at the time of purchase, exceeds $1,000,000 (excluding the value of my primary residence).

_____ (b)	The undersigned is a natural person whose individual gross income (excluding that of my spouse) exceeded $200,000 in the last two fiscal years, and who reasonably expects individual gross income exceeding $200,000 in the current fiscal year.

_____ (c)	The undersigned is a natural person whose joint gross income with spouse exceeded $300,000 in the last two fiscal years, and who reasonably expects joint gross income with my spouse exceeding $300,000 in the current fiscal year.

_____ (d)	The undersigned is a bank, savings and loan association, broker/dealer, insurance company, investment company, pension plan, or other entity defined in Rule 501(a)(1) of Regulation D as promulgated under the Securities Act of 1933 by the Securities and Exchange Commission.

_____ (e)	The undersigned is a trust, and the trustee is a bank, savings and loan association, or other institutional investor as defined in Rule 501(a)(1) of Regulation D as promulgated under the Securities Act of 1933 by the Securities and Exchange Commission.

_____ (f)	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

_____ (g)	The undersigned is a trust, and the grantor (i) has the power to revoke the trust at any time and regain title to the trust assets; and (ii) meets the requirements of items (a) (b), or (c) above.

_____ (h)	The undersigned is a tax-exempt organization described in Section 501(c) (3) of the Internal Revenue Code, or a corporation, business trust, or partnership, not formed for the specific purpose of acquiring the securities with total assets in excess of $5,000,000.

_____ (i)	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the securities.

_____ (j)	The undersigned is an entity in which all of the equity owners meet the requirements of items (a) through (i) above.

1If the securities are being purchased jointly, each joint owner should initial where applicable.

SIGNATURE PAGE FOR

INDIVIDUALS AND TRUSTS

IN WITNESS WHEREOF, I hereby represent that all of the above representations are true and correct to the best of my knowledge.

The securities will be owned, and should be shown on the records of Protea Biosciences Group, Inc., as follows (please check box):

[ ] A single person

[ ] Husband and wife, as community property

[ ] Joint tenants with right of survivorship (both parties must sign)

[ ] Tenants-in-Common (all parties must sign)

[ ] Trust (trustee must sign as trustee and indicate name of trust and date of trust document;

trustee must also provide a copy of trust document)

[ ] Other (explain, signature as required)

Executed this __ day of ________________, 2013

(Signature)

(Please Print Name of Individual or Trust and
Date of Trust if Applicable)

(Signature)

(Please Print Name of Individual or Trust and
Date of Trust if Applicable)

SIGNATURE PAGE FOR

CORPORATIONS AND PARTNERSHIPS

IN WITNESS WHEREOF, I hereby represent that all of the above representations are true and correct to the best of my knowledge.

[ ] Corporation (signature of authorized officer(s) required; please provide certified resolution authorizing investment)

[ ] Partnership (signature of all general partners required by partnership agreement; partnerships must provide copy of partnership agreement)

Executed this __ day of ________________, 2013

______________________________________

(Please Print Name of Entity)

By: ___________________________________

______________________________________

(Name)

______________________________________

(Title)

By: ___________________________________

______________________________________

(Name)

______________________________________

(Title)